CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS. UAL-LA-22004729 787 *** Page 1 BOEING/UNITED AIRLINES, INC. PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 UAL-LA-22004729R1 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: 787 *** References: 1) Purchase Agreement No. 03860 (787 Purchase Agreement #1) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft; 2) Purchase Agreement No. 04815 (787 Purchase Agreement #2) between Boeing and Customer relating to Model 787 aircraft; and 3) Purchase Agreement No. 02484 (787 Purchase Agreement #3) between Boeing and Customer relating to Model 787 aircraft (collectively referred to herein as the Purchase Agreements or the Purchase Agreement, as the context requires) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreements. All terms used and not defined in this Letter Agreement have the same meaning as in the applicable Purchase Agreement. This Letter Agreement replaces and supersedes UAL-LA-22004729 dated December 12, 2022 in its entirety. This revision is made to add three (3) new items to Attachment A entitled “787 ***”.For the purposes of this Letter Agreement, “Covered Aircraft” is defined as all Boeing model 787 aircraft that *** with the 787 *** and/or 787 *** as defined in Article 1 below, by Boeing to Customer under the applicable Purchase Agreement as of August 1, 2022. To address Customer’s *** that other *** related to the 787 *** or other *** of the Covered Aircraft are *** to Aircraft delivered to Customer under 787 Purchase Agreement #2 as amended after August 1, 2022, Boeing and Customer will work together in good faith *** in a manner *** and *** Customer than in this Letter Agreement. 1. *** for Customer. 1.1 Boeing *** the *** described herein to Customer to address Customer’s *** regarding the *** for: Exhibit 10.35 UAL-LA-22004729 787 *** Page 2 BOEING/UNITED AIRLINES, INC. PROPRIETARY (i) any additional *** on the Covered Aircraft and any *** related to the Covered Aircraft that follow the multiple *** and *** *** as detailed in Attachment A to this Letter Agreement (individually “787 ***” and collectively “787 ***”); (ii) any *** of *** Aircraft due to the 787 *** (787 ***); and (iii) any *** of Covered Aircraft that *** with the 787 ***, which allows such Boeing model 787 aircraft to *** following issuance of the original *** as detailed in Boeing document D011Z009-03-01, “787 ***” (787 ***). 1.2 ***. 1.3 Boeing ***. To address Customer’s *** regarding the *** nature of any *** associated with the 787 ***, if at any given point in time the *** related to the 787 *** resulting in (i) ***, or (ii) requirements for additional *** during the Term (as defined in Article 2 below), then, Customer, acting reasonably, may request Boeing to provide *** (as defined herein). ***, Boeing will then provide *** as required, to *** that are ***. 1.4 ***. To address Customer’s *** regarding the *** of delivered Covered Aircraft due to a 787 *** or a 787 ***, Boeing will provide Customer with a *** as set forth in Attachment B to this Letter Agreement (***). 1.5 787 ***. To address Customer’s *** regarding the *** the Boeing model 787 aircraft ***, Boeing will provide, ***, updated technical publications to reflect the *** or *** of the 787 ***. Boeing will note this *** in the *** for each *** Covered Aircraft. 2. Term. The provisions of this Letter Agreement will apply for a period of *** of each Covered Aircraft and (ii) the Covered Aircraft is continuously owned or operated by Customer (Term). 3. Further *** for Additional ***. To address Customer’s *** that other *** related to the 787 *** of the Covered Aircraft may be found to apply to the Covered Aircraft ***, Boeing and Customer will work together in good faith to *** in a manner *** and *** Customer as provided in this Letter Agreement. 4. Claims. Any claims relating to the *** described in Article 1 above, must reference this Letter Agreement and be submitted to Boeing Contracts - ***. UAL-LA-22004729 787 *** Page 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY 5. ***. 6. ***. The parties agree that it is not the intent to provide *** hereunder that *** to be provided in any other agreement between Boeing and Customer. 7. Assignment. Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part. 8. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA- 04815-LA-1802890. Very truly yours, THE BOEING COMPANY By: /s/ Irma L. Krueger Its: Attorney-in-Fact UAL-LA-22004729 787 *** Page 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY ACCEPTED AND AGREED TO this Date: September 28, 2023 UNITED AIRLINES, INC. By: /s/ Gerald Laderman Its: Executive Vice President, Finance

Attachment A to UAL-LA-22004729 787 *** Page 1 BOEING/UNITED AIRLINES, INC. PROPRIETARY Attachment A 787 *** Item No. Title / Location *** No. 787 *** Boeing (including Partner) *** *** *** *** *** Attachment B to UAL-LA-22004729 787 *** Page 1 BOEING/UNITED AIRLINES, INC. PROPRIETARY Attachment B ***